EXECUTION

                               SERVICING AGREEMENT

     THIS SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of April, 1998, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and OPTION ONE MORTGAGE CORPORATION, a California corporation ("the Servicer"), recites and provides as follows:

                                    RECITALS

     WHEREAS, Lehman Capital has conveyed certain Mortgage Loans identified on
Schedule I hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to First Union National Bank, as trustee (the "Trustee") under a trust agreement dated as of April 1, 1998 (the "Trust Agreement"), among the Trustee, Norwest Bank Minnesota, National Association, as master servicer ("Norwest," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

     WHEREAS, Lehman Capital desires that the Servicer service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the conditions set forth herein.

     WHEREAS, Norwest and any successor Master Servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                    AGREEMENT

     1. Definitions. Capitalized terms used and not defined in this Agreement,
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including Exhibit A hereto and any provisions of the Seller's Warranties and
Servicing Agreement dated as of September 30, 1997, between Lehman Capital and the Servicer (the "Warranties and Servicing Agreement") incorporated by reference herein, shall have the meanings ascribed to such terms in the Trust Agreement.

     2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage
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Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Warranties and Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Warranties and Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

     3. Master Servicing; Termination of Servicer. The Servicer, including any
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successor servicer hereunder, shall be subject to the supervision of the
Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee pursuant to the Trust Agreement, shall have the same rights as the "Purchaser" (as defined in the Warranties and Servicing Agreement) to enforce the obligations of the Servicer under the Warranties and Servicing Agreement. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X of the Warranties and Servicing Agreement.

     4. No Representations. Neither the Servicer nor the Master Servicer shall
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be obligated or required to make any representations and warranties regarding the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the certificates issued pursuant thereto.

     5. Notices. All notices and communications between or among the parties
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hereto shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

     6. Governing Law. THIS SERVICING AGREEMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING
NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     7. Counterparts. This Agreement may be executed in any number of
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counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     8. Reconstitution. Lehman Capital and the Servicer agree that this
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Agreement is a Reconstitution Agreement, and that the date hereof is the
Reconstitution Date, each as defined in the Warranties and Servicing
Agreement.

     9. Notices and Remittances to the Master Servicer. All notices required
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to be delivered to the Purchaser or the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

        Norwest Bank Minnesota, National Association
        11000 Broken Land Parkway
        Columbia, Maryland  21044
        Attn:  Master Servicing Department, SASCO 1998-4

     All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

        Norwest Bank Minnesota, National Association
        Minneapolis, Minnesota
        ABA#:  091-000-019
        Account Name:  Corporate Trust Clearing
        Account Number:  3970771416
        For further credit to: 13423000, SASCO 1998-4

     10. Errors and Omissions Insurance. The Servicer shall keep in force
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during the term of this Agreement a fidelity bond and a policy or policies of insurance covering errors and omissions in the performance of the Servicer's obligations under this Agreement. Such fidelity bond and policy or policies shall be maintained with recognized insurers and shall be in such form and amount as would permit the Servicer to be qualified as a FNMA or FHLMC seller-servicer. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall furnish to the Master Servicer a copy of each such bond and insurance policy upon receipt thereof by the Servicer.


     Executed as of the day and year first above written.

                                           LEHMAN CAPITAL, A DIVISION OF
                                               LEHMAN BROTHERS HOLDINGS INC.


                                           By:
                                              ------------------------------
                                              Name:  Joseph J. Kelly
                                              Title: Authorized Signatory


                                           OPTION ONE MORTGAGE CORPORATION



                                           By:
                                              ------------------------------
                                              Name:
                                              Title:




                                    EXHIBIT A

             Modifications to the Warranties and Servicing Agreement

1. All references to "Pool I," "Pool 1," "Pool 2" and "Pool II" in the Warranties and Servicing Agreement are hereby deleted.

2. The definition of "Custodial Agreement" in Article I is hereby deleted and replaced with the following:

          "The custodial agreements relating to custody of the Serviced Mortgage Loans among: (i) U.S. Bank Trust National Association, as Custodian, First Union National Bank, as Trustee, and Structured Asset Securities Corporation, (ii) Chase Bank of Texas, N.A., as Custodian, First Union National Bank, as Trustee, and Structured Asset Securities Corporation, and (iii) Norwest Bank Minnesota, National Association, as Custodian, First Union National Bank, as Trustee, and Structured Asset Securities Corporation, each dated as of April 1, 1998."

3. The definition of "Monthly Advance" in Article I is hereby amended by adding at the end of such definition the following: ", but only to the extent that such amount is expected, in the reasonable judgment of the Company, to be recoverable from collections or other recoveries in respect of such Mortgage Loan."

4. The definition of "Servicing Advance" in Article I is hereby amended by adding, immediately after the phrase "but not limited to, the cost of", the following: "transfer of servicing of Delinquent Mortgage Loans to the Special Servicer pursuant to Section 11.02, and".

5.   The word "or" at the beginning of line twelve of the second paragraph in
     Section 4.01 is hereby deleted and replaced with a comma, and the following is hereby added immediately following the words "change the final maturity date on such Mortgage Loan" in such line twelve: "or permit any alteration, substitution or release of any collateral for such Mortgage Loan."

6. The fourth and fifth paragraphs of Section 4.01 are hereby deleted in their entirety and replaced with the following:

          "Notwithstanding anything to the contrary in this Agreement, the Company shall not waive any premium or penalty in connection with a prepayment of principal of any Mortgage Loan, and shall not consent to the modification of any Mortgage Note to the extent that such modification relates to payment of a prepayment premium or penalty."

7.   The following paragraph is hereby added at the end of Section 4.02:

          "Notwithstanding the foregoing, in the event of any conflict between the provisions of this Section 4.02 and the provisions of Section 11.02, the provisions of Section 11.02 shall control."

8. The words "the Purchaser of Conventional Residential Adjustable and Fixed Rate Mortgage Loans, Group No. 1997-LB/00" in the first paragraph of
     Section 4.04 are hereby deleted and replaced with the following: "Norwest Bank Minnesota, National Association, as master servicer for SASCO 1998-4."

9. is amended by deleting the word "and" at the end of clause (vi), replacing the period at the end of clause (vii) with "; and", and adding the following immediately following clause (viii):

          "(viii) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 7.03, the Company's right to reimburse itself pursuant to this subclause (viii) (x) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, related Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, REO Property, and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to such Mortgage Loan, and (y) if, after the liquidation of such Mortgage Loan, such amounts are insufficient to reimburse the Company for such unreimbursed Monthly Advances, the Company may seek reimbursement from other amounts in the Custodial Account, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of the Purchaser;

10. is further amended by adding, immediately after the words "unreimbursed Servicing Advances" in the first line of clause (ii), the following: ", and for any unpaid Servicing Fees,".

11. The words "the Purchaser of Conventional Residential Adjustable and Fixed Rate Mortgage Loans, Group No. 1997-LB/00" in the first paragraph of
     Section 4.06 are hereby deleted and replaced with the following: "Norwest Bank Minnesota, National Association, as master servicer for SASCO 1998-4."

12. All references in Section 4.15 to the disposition of REO Properties within a two year period are hereby deleted and replaced with a three year period.

13. The first paragraph of Section 5.01 is hereby deleted and replaced with the following:

          "On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all advances, if any, which the Company is obligated to make pursuant to
          Section 7.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 7.04, and minus (d) any amounts attributable to Monthly Payments collected but due (giving effect to Section 5.03) on a due date or dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts."

14. is hereby amended by deleting the words "Remittance Date" in the first line of such Section, and substituting the following: "tenth day of each month, or if such tenth day is not a Business Day, the immediately preceding Business Day,"

15.  is hereby deleted in its entirety.

16. is hereby amended by adding the following immediately after the words "other ancillary fees" in the second paragraph of such Section: ", but not including any premium or penalty associated with a prepayment of principal of a Mortgage Loan."

17. The second paragraph of Section 11.02 is hereby deleted in its entirely and replaced with the following:

          "On the second Business Day of each month, the Company shall orally inform the Master Servicer and the Special Servicer as to which Mortgage Loans have become delinquent for a period of 61 days or more, without giving effect to any grace period permitted by the related Mortgage Note (each, a "Distressed Mortgage Loan"). Any such Mortgage Loan as to which all past due payments are made prior to the Notice Date shall not be considered to be a Distressed Mortgage Loan, and the servicing thereof shall not be transferred as provided below. On the fourth Business Day of each month (the "Notice Date"), the Company shall send by facsimile a written listing of the Distressed Mortgage Loans to the Master Servicer, the Trustee and the Custodian, and shall mail to the Mortgagor of each Mortgage Loan listed in a Transfer Notice a letter advising each such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Special Servicer, in accordance with the Cranston Gonzales National Affordable Housing Act of 1990; provided, however, the content and format of such letter shall have the prior approval of the Special Servicer. The Company shall promptly provide the Special Servicer with copies of all such notices. The transfer of servicing with respect to each such Mortgage Loan to the Special Servicer shall be effected by the Company not later than the fifteenth day following the applicable Notice Date (the "Transfer Date"). By the Business Day immediately following each Notice Date, the Company shall provide the Master Servicer, the Special Servicer, the Trustee and the Custodian with a certification (the "Transfer Notice") listing the Distressed Mortgage Loans.

          At least five Business Days prior to each Transfer Date, the Company shall deliver, with respect to the Distressed Mortgage Loans listed on the related Transfer Notice, to the Special Servicer all Servicing Files, and to the Special Servicer and the Master Servicer a loan level tape or other electronic media containing loan set-up information in form reasonably acceptable to the Master Servicer and the Special Servicer. Within two Business Days following such Transfer Date, the Servicer shall deliver a final trial balance (subject to special claims), in form reasonably acceptable to the Master Servicer and the Special Servicer, and commensurate with generally acceptable industry standards, detailing the amount of any unreimbursed Monthly Advances, Servicing Advances and accrued and unpaid Servicing Fees on a loan level basis. Should the Master Servicer or the Special Servicer desire a loan level tape or other electronic media containing information which is not readily extractable from the Company's servicing system, the Company shall reasonably cooperate to make such loan level data available to the Master Servicer and Special Servicer. In addition, no more than two Business Days after the Transfer Date, the Company shall transfer to the Special Servicer any funds held in an Escrow Account or Custodial Account relating to the Distressed Mortgage Loans listed in the related Transfer Notice. Upon reasonable compliance by the Company with the provisions of this Section regarding the transfer of servicing for Distressed Mortgage Loans, the Special Servicer will reimburse the Company within five Business Days for any unreimbursed Monthly Advances, Servicing Advances and accrued and unpaid Servicing Fees with respect to such Distressed Mortgage Loans which have been properly documented. Notwithstanding anything herein to the contrary, the transfer of servicing for Distressed Mortgage Loans shall not require the payment of a termination fee therefor.

     In connection with the transfer of any Distressed Mortgage Loan, (i) the Company will be responsible for servicing the Distressed Mortgage Loan until the effective date of transfer of servicing to the Special Servicer, but shall have no right or obligation to service such Distressed Mortgage Loan from and after the effective date of the transfer of servicing to the Special Servicer, (ii) notwithstanding clause (i) above, the Company shall include the Distressed Mortgage Loan in its monthly remittance report pursuant to Section 5.02 for the month in which such transfer is effected and shall be obligated, subject to
     Section 7.03, to make the Monthly Advance with respect to such Distressed Mortgage Loan on the Remittance Date in the month in which such transfer is effected, in each case, regardless of whether the Remittance Date occurs before or after the effective date of such transfer, (iii) the amount of Monthly Advances to be reimbursed to the Company by the Special Servicer hereunder shall include the Monthly Advance described in clause
     (ii) above regardless of whether the Company makes such Monthly Advance before or after the effective date of such transfer, (iv) the Company shall, no later than the end of the month in which such transfer is effected, provide to the Special Servicer loan level information (in the loan level tape or other electronic media or other agreed-upon form) regarding the Distressed Mortgage Loan during the month of such transfer as may be necessary to enable the Special Servicer to provide such information in its remittance report for the next following month, and
     (v) the Company shall be entitled to its pro rata portion of the Servicing Fee with respect to any such Distressed Mortgage Loan for the month in which such transfer occurs, based on the number of days in such month that precede the Transfer Date."

18.  The following paragraph is added at the end of Section 12.01:

          "Neither the Master Servicer nor any successor servicer (including the Purchaser and the Master Servicer) shall be liable for any acts or omissions of the Company or any predecessor servicer. In particular, neither the Master Servicer nor any successor servicer (including the Purchaser and the Master Servicer) shall be liable for any servicing errors or interruptions resulting from any failure of the Company to maintain computer and other information systems that are year-2000 compliant."

19.  The following definition is hereby added:

          "Prepayment Period: With respect to the first Remittance Date, the
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          period beginning on the Cut-off Date and ending on May 1. With respect to each subsequent Remittance Date, the period commencing on the second day of the month immediately preceding the month in which such Remittance Date occurs and ending on the first day of the month in which such Remittance Date occurs."